Exhibit 10.33

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated and effective as of June 11, 2025 (the “Execution Date”) is entered into by and among TOTALSTONE, LLC, a Delaware limited liability company (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC, a Delaware limited liability company (“Northeast”), TOTALSTONE PROPERTIES, LLC, a Delaware limited liability company (“Properties”, and together with TotalStone and Northeast, individually or collectively, “Borrower”), STREAM FINANCE, LLC, a Delaware limited liability company (in its individual capacity, “Stream”), as agent for the Lenders (as defined below) (in such capacity, the “Agent”), and the Lenders signatory hereto.

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of March 8, 2023, as amended and modified by that certain Consent, Waiver and Amendment to Second Amended and Restated Credit Agreement dated as of October 18, 2024 and that certain Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of March 3, 2025 (the “Existing Credit Agreement” and as the Existing Credit Agreement is amended and modified by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrower has requested that the Agent and the Lenders extend the maturity date and defer certain cash interest payments; and

WHEREAS, the Agent and the Lenders are willing to provide such amendments solely on the terms, conditions, and provisions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1

INCORPORATION OF RECITALS; DEFINED TERMS

The Borrower acknowledges that the Whereas clauses set forth above are true and correct. The defined terms in the Whereas clauses set forth above are hereby incorporated into this Amendment by reference. All other capitalized terms used herein without definition shall have the same meanings herein ascribed to such terms have in the Existing Credit Agreement.

SECTION 2

DEFERRALS AND ACKNOWLEDGMENTS

2.1    The Agent and the Lenders hereby consent to the deferral of the date for payment in cash of the amount of accrued interest pursuant to Section 1.2(a)(ii)(y)(B) from July 1, 2025 to April 1, 2026.

2.2    The Borrower hereby confirms, acknowledges and agrees that the amount of the cash interest payment deferred pursuant to Section 2.1 above is $18,805 and that such amount is unconditionally owing, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.3    The Agent and the Lenders hereby consent to the deferral of the date for payment in cash of the amount of accrued interest pursuant to Section 1.2(a)(iii) for the Interest Payment Dates of July 1, 2025, October 1, 2025 and January 1, 2026 from such dates to September 30, 2027.

2.4    The Borrower hereby confirms, acknowledges and agrees that the amount of the cash interest payment deferred from July 1, 2025 to September 30, 2027 pursuant to Section 2.3 above is $73,681 and that such amount is unconditionally owing, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.5    The Borrower hereby confirms, acknowledges and agrees that the amount of the cash interest payment deferred from October 1, 2025 to September 30, 2027 pursuant to Section 2.3 above is $75,695 and that such amount is unconditionally owing, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.6    The Borrower hereby confirms, acknowledges and agrees that the amount of the cash interest payment deferred from January 1, 2026 to September 30, 2027 pursuant to Section 2.3 above is $76,082 and that such amount is unconditionally owing, without offset, defense or counterclaim of any kind, nature or description whatsoever.

SECTION 3

AMENDMENTS TO EXISTING CREDIT AGREEMENT

3.1     The definitions of “Conversion Additional Amount” and “Conversion Additional Amount Period” in Annex A are hereby deleted in their entirety.

3.2     The definition of “Conversion Amount” in Annex A is hereby amended and restated in its entirety to provide as follows:

“Conversion Amount” means $1,143,646.

3.3     The definition of “Maturity Date” in Annex A is hereby amended and restated in its entirety to provide as follows:

“Maturity Date” means the date that is September 30, 2027.

SECTION 4

REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to Agent and the Lenders that:

4.1    Due Authorization, etc. The execution and delivery of this Amendment by Borrower and the performance of Borrower’s obligations hereunder are duly authorized by all necessary corporate or limited liability company action do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of or constitute any default under any provision of its articles of organization, or operating agreement or that of any of Borrower’s Subsidiaries or any material agreement or other document binding upon or applicable to it or any of its Subsidiaries (or any of their respective properties) or any material law or governmental regulation or court decree or order applicable to it or any of its Subsidiaries, and will not result in or require the creation or imposition of any Lien in any of its properties or the properties of any of its Subsidiaries pursuant to the provisions of any agreement binding upon or applicable to it or any of its Subsidiaries.

4.2    Validity. This Amendment has been duly executed and delivered by Borrower and, together with the Amended Credit Agreement, constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally.

4.3    Existing Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that, as of the date of this Amendment, the representations and warranties contained in Section 5 of the Existing Credit Agreement are true and correct on the date of this Amendment, except to the extent that such representations and warranties solely relate to an earlier date.

SECTION 5

CONDITIONS PRECEDENT

This Amendment shall become effective upon satisfaction of all of the following conditions precedent:

5.1      Receipt of Documents: Agent shall have received all of the following, each in form and substance satisfactory to Agent and the Required Lenders:

(a)    Amendment.A counterpart original of this Amendment duly executed by the parties hereto; and

(b)    Other. Such other documents as the Agent may reasonably request.

SECTION 6

MISCELLANEOUS

6.1    Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, Borrower hereby warrants to the Lender, as of the Execution Date, that the representations and warranties in Section 4 of this Amendment are true and correct.

6.2    Documents Remain in Effect. Except as amended and modified by this Amendment, the Existing Credit Agreement and the other documents executed pursuant to the Existing Credit Agreement remain in full force and effect and Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Existing Credit Agreement and the other documents executed pursuant to the Existing Credit Agreement.

6.3    Reference to Credit Agreement. On and after the effective date of this Amendment, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the “Credit Agreement” in any Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

6.4    Headings. Headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

6.5    Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

6.6    Expenses. Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of Agent and Lenders (including reasonable fees, charges and disbursements of Agent’s and Lenders’ attorneys) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrower agrees to pay, and save Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Amended Credit Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, in each case to the same extent required under the Amended Credit Agreement. All obligations provided in this Section 6.6 shall survive any termination of this Amendment or the Amended Credit Agreement.

6.7    Confirmation of Obligations; Release.

(a)    Borrower hereby confirms that the Borrower is indebted to the Lenders for the Loan outstanding under the Existing Credit Agreement as of the date hereof, and is also obligated to the Lenders in respect of other Obligations as set forth in the Amended Credit Agreement and the other Loan Documents (including, for the avoidance of doubt, the Revised Amendment Fee). Borrower further acknowledges and agrees that as of the date hereof, it has no claim, defense or set-off right against Lenders of any nature whatsoever, whether sounding in tort, contract or otherwise, and has no claim, defense or set-off of any nature whatsoever to the enforcement of the full amount of the Loans and other obligations of the Borrower and the Guarantors under the Amended Credit Agreement and the other Loan Documents (including, for the avoidance of doubt, the Revised Amendment Fee).

(b)    Notwithstanding the foregoing, to the extent that any claim, cause of action, defense or set-off against Agent or Lenders or the enforcement of the Amended Credit Agreement or any other Loan Document, of any nature whatsoever, known or unknown, fixed or contingent, does nonetheless exist or may exist on the date hereof, in consideration of Agent’s and the Lenders’ entering into this Amendment, Borrower hereby irrevocably and unconditionally waives and releases fully each and every such claim, cause of action, defense and set-off which exists or may exist on the date hereof.

(c)    All obligations provided in this Section 6.7 shall survive any termination of this Amendment or the Amended Credit Agreement.

6.8     Governing Law; Certain Other Matters.

(a)    This Amendment shall be a contract made under and governed by the internal laws of the State of New York. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(b)    This Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties. Neither the provisions of this Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party’s counsel drafted this Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Amendment and all other agreements and documents executed in connection herewith and therewith and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

6.9    Successors. This Amendment shall be binding upon Borrower, Agent, each Lender and their respective successors and permitted assigns (if any), and shall inure to the benefit of Borrower, Agent, each Lender and their respective successors and permitted assigns (if any).

6.10    Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.

6.11    Conflict of Terms. In the event of a conflict between or among the terms, covenants, conditions or provisions of this Amendment, the Amended Credit Agreement or the other Loan Documents, Agent and the Lenders may elect to enforce from time to time those provisions that would afford Agent and the Lenders the maximum financial benefits and security for such obligations and liabilities thereunder and/or provide the Agent and the Lenders the maximum assurance of payment of such liabilities and obligations in full.

6.12    Oral Agreements Not Binding. Except as set forth herein, as of the date this Amendment is executed, there are no offers outstanding from Agent or the Lenders to Borrower with respect to the amendments and other agreements of Agent and the Lenders set forth herein. Any prior offer by Agent or any Lender, whether oral or written is hereby rescinded in full. There are no oral agreements between Agent or any Lender and Borrower; any agreements concerning the Borrower’s liabilities are expressed only in this Amendment, the Amended Credit Agreement and the existing Loan Documents.

6.13    Advice of Counsel. Borrower acknowledges that it was advised by Agent and the Lenders to seek the advice of legal counsel in negotiating and reviewing this Amendment, and further acknowledge that they have had the opportunity to obtain advice of legal counsel.

[signature page attached]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.

BORROWER:

TOTALSTONE, LLC,
a Delaware limited liability company

By:
Name: Edward Schultz
Title: CFO

NORTHEAST MASONRY DISTRIBUTORS, LLC,
a Delaware limited liability company

By: TOTALSTONE, LLC, its managing member

By:
Name: Edward Schutlz
Title: CFO

TOTALSTONE PROPERTIES, LLC,
a Delaware limited liability company

By: TOTALSTONE, LLC, its managing member

By:
Name: Edward Schultz
Title: CFO

AGENT:

STREAM FINANCE, LLC
a Delaware limited liability company

By:
Name: Matthew Lipman
Title: Manager

LENDERS:

STREAM FINANCE, LLC
a Delaware limited liability company

By:
Name: Matthew Lipman
Title: Manager